________________________________________________________________________________
                                                              |
                                                              |
                        [TREE LEAF GRAPHICS APPEAR HERE]      |
                                                              |
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________________________________________________________________________________




                                                CIGNA VARIABLE
                                                PRODUCTS MONEY
                                                   MARKET FUND
______________________________________________________________

                                                 ANNUAL REPORT
                                             DECEMBER 31, 2000






















                                      [CIGNA TREE LOGO GRAPHIC APPEARS HERE /R/]
                                                                        CIGNA

________________________________________________________________________________
                                                                               2



DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA Variable Products Money Market Fund (the "Fund") covering the year ended December 31, 2000.

MANAGEMENT'S DISCUSSION AND ANALYSIS

Lack of new supply continued to be an issue for the money markets in the first quarter of 2000. The Federal Reserve (Fed) began the year on a strong note by raising the federal funds rate to 5.75% at the February meeting, and again to 6% at the March meeting. That made a total of five rate increases since the tightening began in May of 1999. The Fund's strategy in the rising interest rate environment was to maintain the current level of exposure in a variety of asset classes, with the emphasis on floating rate securities.

Economic uncertainty increased volatility in the second quarter. The Fed raised the federal funds rate another 50 basis points to 6.50% on May 16, and left the market with the expectation that more rate hikes were likely. However, by the end of June, enough evidence had built to indicate a more moderate economy, and interest rates were left unchanged. . The Fund succeeded in lengthening its average life versus the index. To achieve this goal, exposure was decreased in floating rate asset classes in the short end, and additional exposure was selectively added to Agency securities on the long end. This portfolio structure addressed our expectation of a more stable interest rate environment going forward.

The Fed left the funds rate unchanged at the August 22, Federal Open Market Committee (FOMC) meeting. The FOMC also chose to retain the inflation risk bias, noting the risk of higher inflation near term could outweigh the odds of a hard landing. Concerns were noted regarding the increase in energy prices. On a positive note, consumers continued to remain upbeat, despite rising oil prices. During the third quarter, consumer spending grew at more than a 4% rate and capital spending on equipment and software rose approximately 15%. As economic uncertainty again increased volatility in the third quarter, we increased the Fund's exposure to fixed-rate asset classes.

The Fed left the funds rate unchanged during the fourth quarter. However, at the December 19 FOMC meeting, the Fed adopted a "weakness bias," clearly stating their willingness to ease policy if the economy showed signs of sliding into a recession. Signs of weakness were noted in a number of sectors, including high inventories, slowing consumer spending, reduced capital spending and deteriorating credit quality. Economic forecasts were calling for a weak economy in 2001. We continued to increased the Fund's exposure to fixed-rate asset classes.

PORTFOLIO COMPOSITION AND PERFORMANCE

On December 31, 2000, the net assets contained: top-tier domestic commercial paper, 82.6%; top tier foreign commercial paper, 3.2%; U.S. Government and Agencies, 14.1%; and other net assets, 0.1%. The Fund is well diversified.

The Fund's total return for the year ended December 31, 2000 was 6.04%. By comparison, the Lipper Money Market Instrument Fund Average and three-month Treasury bills, as reported by Lehman Brothers (which does not include investment expenses), returned 5.70% and 5.96%, respectively, for the year ended December 31, 2000. As of December 31, 2000, the Fund's annualized 7-day yield was 6.06%, and its weighted average portfolio maturity was 27 days.

OUTLOOK

The Fed faces some real issues in 2001. Chairman Greenspan has acknowledged the risks of an economic hard landing. His biggest concerns have quickly evolved from "irrational exuberance" to "allowing the pendulum to swing too far the other way." A combination of weaker stock mar-

________________________________________________________________________________
                                                                               2



kets, tighter credit markets, and high oil prices are expected to slow GDP (Gross Domestic Product) to less than 3.0%. All these factors will increase the risk of not achieving the soft landing that Fed policy has targeted. With this in mind, the Fed began to ease in January 2001, and economists are calling for a total of 100 to 150 basis points of easing during the first half of 2001. We will continue to focus on the developing trends in the U.S. economy as keys to further Federal Reserve action and adjust our portfolio strategy accordingly.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
PRESIDENT
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND

________________________________________________________________________________

                [THE TABLE BELOW APPEARS AS A BAR CHART GRAPHIC]


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                               3/1/96* - 12/31/00

__________________________________
     AVERAGE ANNUAL RETURNS
 1 Year    3 Year    Life of Fund
  6.06%    5.34%       5.25%
__________________________________

                                 VPMM                    Treas Bill
                             Investment                  Investment

 3/96                         $10,000                       $10,000
12/96                         $10,418                       $10,435
12/97                         $10,959                       $10,983
12/98                         $11,523                       $11,537
12/99                         $12,079                       $12,084
12/00                         $12,809                       $12,804


CIGNA Variable Products Money Market Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The annualized yield for the seven days ended December 31, 2000 was 6.06%, and the Fund's average maturity was 27 days. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance cannot guarantee comparable future results. The Fund's return has been compared with the total return performance of the three month U.S. Treasury Bill, which does not reflect brokerage charges or other investment expenses. The principal value of the U.S. Treasury Bill is guaranteed by the full faith and credit of the United States.

* Commencement of operations.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND INVESTMENTS IN SECURITIES            3
December 31, 2000

                                               PRINCIPAL    VALUE
                                               (000)        (000)
-------------------------------------------------------------------
COMMERCIAL PAPER - 85.8%
DOMESTIC - 82.6%
Associates Corp. of N.A., 6.4%, 1/18/01        $ 5,000     $ 4,985
Aluminum Co. of  America, 6.5%, 1/25/01          5,900       5,873
American Express Credit Corp.,
   6.5%, 1/18/01                                 5,000       4,984
   6.8%, 6/1/01                                  1,225       1,225
Bank of America, 7.1%, 6/15/01                     500         500
Chase Manhattan Auto Trust, 6.5%, 4/13/01        2,000       2,000
Deere and Co., 6.6%, 1/2/01                      5,500       5,499
Disney (Walt) Company, 6.5%, 1/5/01              4,529       4,526
duPont, (E.I.) de Nemours & Co.,
   6.4%, 1/9/01                                  3,894       3,888
   6.8%, 4/19/01                                   500         500
Emerson Electric Co., 6.5%, 1/10/01              5,000       4,992
Exxon Asset Management Co., 6.5%, 1/2/01         5,000       4,999
Fleet National Bank, 7%, 8/10/01*                1,000       1,001
Ford Credit Auto Owner Trust, 6.7%, 2/7/01         383         383
Gannett, Inc., 6.5%, 1/11/01                     5,000       4,991
General Electric Capital Corp., 6.6%, 1/17/01    5,250       5,234
Gillette Co., 6.5%, 1/12/01                      5,000       4,990
Hewlett Packard Co., 6.5%, 1/8/01                5,000       4,994
Honda Auto Receivables, 6.7%, 4/7/01               782         782
Household Finance Corp., 6.5%, 1/18/01           5,000       4,985
IBM Credit Corp., 6.5%, 1/18/01                  5,000       4,985
Johnson & Johnson, 6.5%, 1/2/01                  2,508       2,508
McDonald's Corp., 6.5%, 1/3/01                   2,095       2,094



                                            PRINCIPAL      VALUE
                                               (000)       (000)
------------------------------------------------------------------
DOMESTIC (CONTINUED)
Morgan, (J.P.) & Co, Inc.,
   6.6%, 1/8/01                             $  1,353     $  1,351
   6.7%, 3/16/01*                                500          500
Nestle Capital Corp., 6.5%, 1/4/01             5,000        4,997
Northern Illinois Gas Co., 6.5%, 2/1/01        6,025        5,991
PACCAR Financial Corp., 6.7%, 1/17/01          3,366        3,356
Pfizer, Inc., 6.5%, 1/18/01                    4,663        4,649
Pitney Bowes Credit Corp., 6.5%, 1/5/01        2,321        2,319
Rio Tinto America, Inc., 6.6%, 1/18/01         5,500        5,483
SBC Communications, Inc., 6.5%, 1/4/01         3,340        3,338
Sherwin Williams Co., 6.6%, 1/10/01            3,818        3,812
Schering-Plough Corp., 6.5%, 1/3/01            5,500        5,497
Sony Capital Corp., 6.5%, 1/3/01               5,800        5,797
Verizon Global Funding, 6.6%, 1/12/01          4,900        4,890
                                                       -----------
                                                          132,902
                                                       -----------
FOREIGN - 3.2%
Amoco (B.P.) Capital PLC, 6.5%, 1/2/01         5,189        5,188
                                                       -----------
TOTAL COMMERCIAL PAPER                                    138,090
                                                       -----------

U.S. GOVERNMENT & AGENCIES - 14.1%
Federal Home Loan Banks,
   6.6%,  1/26/01                                750          750
   6.8%,  3/01/01                                200          200
   7.1%, 11/15/01                              1,000        1,010
   6.7%, 11/21/01                              1,250        1,250
   4.9%, 1/22/02                                 890          881
Federal National Mortgage Assoc.,
   6.5%, 2/16/01                                 250          250
   6.6%, 4/26/01                                 500          500
   5.4%, 5/17/01*                                500          500

* Variable rate security. Rate is as of December 31, 2000.

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND INVESTMENTS IN SECURITIES            4
December 31, 2000 (Continued)

                                               PRINCIPAL    VALUE
                                                (000)       (000)
-------------------------------------------------------------------
Federal National Mortgage Assoc. (continued)
   6.4%, 10/5/01*                             $  4,000     $  4,000
   6.2%, 12/6/01                                 1,350        1,353
Student Loan Marketing Assoc.,
   6.4%, 7/26/01*                                1,000        1,000
   6.4%,  8/23/01*                               4,000        4,001
   6.4%, 8/31/01*                                4,000        4,000
   6.3%, 9/17/01*                                1,000          999
U. S. Treasury Bills,
   5.8%, 3/1/01                                    400          396
   5.4%, 5/10/01                                 1,500        1,471
                                                        -----------
                                                             22,561
                                                        -----------

TOTAL INVESTMENTS IN SECURITIES - 99.8%
   (Total Cost - $160,651)                                  160,651
Cash and Other Assets, Less Liabilities - 0.2%                  254
                                                        -----------
NET ASSETS - 100.0%                                      $ 160,905
                                                        ===========

* Variable rate security. Rate is as of December 31, 2000.



   ---------------------------------------------------------------
   CIGNA VARIABLE PRODUCTS MONEY MARKET FUND

                                                         PERCENTAGE
   TEN LARGEST POSITIONS                      VALUE        OF NET
   (UNAUDITED)                                (000)        ASSETS
   ----------------------------------------------------------------
    Student Loan Marketing Assoc.            $10,000         6.2%
    Federal National Mortgage Assoc.           6,603         4.1%
    Northern Illinois Gas Co.                  5,991         3.7%
    Aluminum Co. of America                    5,874         3.7%
    Sony Capital Corp.                         5,798         3.6%
    Deere and Co.                              5,499         3.4%
    Schering-Plough Corp.                      5,498         3.4%
    Rio Tinto America, Inc.                    5,483         3.4%
    General Electric Capital Corp.             5,235         3.3%
    Amoco (B.P.) Capital PLC                   5,188         3.2%
   ---------------------------------------------------------------



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      5



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(IN THOUSANDS)

ASSETS:
Investments in securities at value
    (Cost - $160,651)                                          $ 160,651
Cash on deposit with custodian                                        43
Interest receivable                                                  358
Investment for Trustees' deferred compensation plan                    4
                                                       ------------------
      TOTAL ASSETS                                               161,056
                                                       ------------------
LIABILITIES:
Distribution payable                                                  79
Registration fees payable                                             32
Accrued advisory fees payable                                          8
Custodian fee payable                                                  4
Accrued audit and legal fees payable                                   7
Administrative fees payable                                            6
Shareholders reports payable                                           4
Payable for Trustees' deferred compensation plan                       4
Other payable                                                          7
                                                       ------------------
      TOTAL LIABILITIES                                              151
                                                       ------------------
NET ASSETS (Equivalent to $1.00 per share
    based on 160,905 shares outstanding)                       $ 160,905
                                                       ==================
COMPONENTS OF NET ASSETS:
Paid in capital                                                $ 160,905
Undistributed net investment income                                    -
Accumulated net realized gain on investments                           -
Unrealized appreciation of investments                                 -
                                                       ------------------
NET ASSETS                                                     $ 160,905
                                                       ==================



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(IN THOUSANDS)



INVESTMENT INCOME
INCOME:
    Interest                                                                     $ 5,042
                                                                         -----------------

EXPENSES:
    Investment advisory fees                                  $270
    Custodian fees                                              69
    Registration fees                                           32
    Administrative services                                     26
    Auditing and legal fees                                     12
    Shareholder reports                                          6
    Transfer agent fees                                          3
    Other                                                        1
                                                  -----------------
    Total expenses                                             419
    Less expenses waived by the adviser                        (32)
                                                  -----------------
    Net expenses                                               387
                                                  -----------------
NET INVESTMENT INCOME                                                               4,655
                                                                          -----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain from investments                                               -
    Unrealized appreciation of investments                                           -
                                                                          -----------------
    NET REALIZED AND UNREALIZED GAIN ON
      INVESTMENTS                                                                     -
                                                                          -----------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                                             $ 4,655
                                                                          =================



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      6



STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)


                                                           YEAR ENDED       YEAR ENDED
                                                          DECEMBER 31,      DECEMBER 31,
                                                             2000             1999
                                                         -------------     -----------
OPERATIONS:
Net investment income                                        $  4,655         $ 1,483
                                                         -------------     -----------
Net increase in net assets from operations                      4,655           1,483
                                                         -------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                     (4,655)         (1,483)
                                                         -------------     -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                             366,477          49,605
Value of distributions reinvested                               4,581           1,482
                                                         -------------     -----------
                                                              371,058          51,087
Cost of shares redeemed                                      (241,498)        (48,354)
                                                         -------------     -----------
Net increase from fund share transactions                     129,560           2,733
                                                         -------------     -----------
NET INCREASE IN NET ASSETS
                                                              129,560           2,733
NET ASSETS:
Beginning of period                                            31,345          28,612
                                                         -------------     -----------
End of period                                               $ 160,905         $31,345
                                                         =============     ===========

TRANSACTIONS IN CAPITAL STOCK
Shares sold                                                   366,477          49,605
Shares issued in reinvestment of
    dividends and distributions                                 4,581           1,482
                                                         -------------     -----------
                                                              371,058          51,087
Shares redeemed                                              (241,498)        (48,354)
                                                         -------------     -----------
Net increase in shares outstanding                            129,560           2,733
                                                         =============     ===========



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      7

FINANCIAL HIGHLIGHTS


-----------------------------------------------------------------------------------------------------------
                                                                                          MARCH 1, 1996* TO
                                                 YEARS ENDED DECEMBER 31,                    DECEMBER 31,
                                         2000         1999       1998       1997                  1996
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD     $ 1.00       $ 1.00     $ 1.00     $ 1.00            $  1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                  0.06         0.05       0.05       0.05               0.04
                                           -----        -----      -----      -----              -----
TOTAL FROM INVESTMENT OPERATIONS           0.06         0.05       0.05       0.05               0.04
                                           -----        -----      -----      -----              -----
LESS DISTRIBUTIONS:
Dividends from net investment income      (0.06)       (0.05)     (0.05)     (0.05)             (0.04)
                                          ------       -----      ------     ------             ------
TOTAL DISTRIBUTIONS                       (0.06)       (0.05)     (0.05)     (0.05)             (0.04)
                                          ------       ------     ------     ------             ------
NET ASSET VALUE, END OF PERIOD          $  1.00       $ 1.00     $ 1.00     $ 1.00            $  1.00
                                        ========      =======    =======    =======            =======
TOTAL RETURN(b)                            6.06%        4.83%      5.14%      5.19%              4.18% (c)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses                             0.54%        0.64%      0.73%      1.11%              1.61% (d)
Net expenses                               0.50%        0.50%      0.50%      0.50%              0.58% (d)
Net investment income                      6.01%        4.72%      4.98%      5.07%              4.92% (d)
Fees and expenses waived by the
  Adviser                                  0.04%        0.14%      0.23%      0.61%              1.03% (d)
Net assets, end of period (000         $160,905      $31,345    $28,612    $14,540            $ 6,003
  omitted)

(a) Per share data was calculated using average shares outstanding during the period.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.
 *  Commencement of operations.

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS        8



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Variable Products Money Market Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - The Fund's investments are valued at amortized cost, which the Board of Trustees has determined approximates fair value and which, at December 31, 2000, approximated cost for federal income tax purposes.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the specific cost identification basis.

C. FEDERAL TAXES - For federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. To the extent that such differences are permanent, a reclassification to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.50% of average daily net assets until April 30, 2002 and thereafter to the extent described in the Fund's then current prospectus.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ending December 31, 2000, the Fund paid or accrued $25,772.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS        9
(Continued)



3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4.  CAPITAL STOCK.   The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. Connecticut General Life Insurance Company, an indirect, wholly-owned subsidiary of CIGNA Corporation, is the sole shareholder of the Fund.

________________________________________________________________________________
REPORT OF INDEPENDENT ACCOUNTANTS                                             10



To the Trustees and Shareholders of CIGNA Variable Products Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Variable Products Money Market Fund (the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2001

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                     11


TRUSTEES                                                                              OFFICERS

                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA RETIREMENT & INVESTMENT
ADVISORY DIRECTOR                          SERVICES AND CHAIRMAN OF THE BOARD,        Richard H. Forde
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       PRESIDENT


                                           Paul J. McDonald
Russell H. Jones                           SPECIAL ADVISOR TO THE BOARD OF
VICE PRESIDENT AND TREASURER               DIRECTORS,                                 Alfred A. Bingham III
KAMAN CORPORATION                          FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY

________________________________________________________________________________
CIGNA Variable Products Money Market Fund is an open-end, diversified management investment company that invests in short-term money market instruments. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.
________________________________________________________________________________